                                                                     EXHIBIT 4.1



              Organized Under the Laws of the State of Delaware

     NUMBER                                                       SHARES
      000

                         PIONEER NATURAL RESOURCES COMPANY

                        Special Preferred Voting Stock
                                Par Value $.01

This Certifies that                 [SPECIMEN]                           is the
                    ----------------------------------------------------
registered holder of                                                     Shares
                     ---------------------------------------------------

            of the fully paid and non-assessable Capital Stock of
                      Pioneer Natural Resources Company

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

  In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
    this       day                                of           A.D. 19
         -----                                       ---------        --



--------------------------------                --------------------------------
          President                                         Secretary

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN  - as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


        For value received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                                                                        Shares
  ----------------------------------------------------------------------
  represented by the within Certificate, and do hereby irrevocably constitute and appoint
             -----------------------------------------------------------------

  ----------------------------------------------------------------------------
  Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

  Dated,
        --------------------------

                                   -------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT,
                                           OR ANY CHANGE WHATEVER.


           In presence of

  --------------------------------